UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 5, 2013

EHEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of principal executive offices) (Zip Code)

(650) 584-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On March 6, 2013, eHealth, Inc. (the “Company”) announced that its Board of Directors has authorized a $30 million increase to its previously announced stock repurchase program. The Company previously announced a $30 million stock repurchase program in September 2012. The current authorization increases the aggregate amount that may be repurchased under that program to $60 million of the Company’s common stock. Share repurchases under the program are expected to comply with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and may be made through a variety of methods. The Company expects to fund the repurchase program from available working capital. A copy of the press release announcing the increased authorization is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the Company’s intention to repurchase shares of its common stock, the intended timing, amount and method of implementation of the stock repurchase program, the expected compliance of the repurchases with Rule 10b-18 under the Securities Exchange Act of 1934, the various impacts of the program on the Company and the Company’s outlook, future performance and financial results, including our long-term ability to generate cash flow. These statements are not guarantees of future results and are inherently subject to various risks, uncertainties, and assumptions that are difficult to predict, including changing stock market conditions, and any future determination by the Company that its cash is better used for other alternatives and the other risks described in the Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission and available on the investor relations page of the Company’s website at www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. The Company does not undertake any obligation to update any information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of eHealth, Inc. dated March 6, 2013 (eHealth, Inc. Announces an Expansion of Share Repurchase Authorization by $30 million)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2013	/s/ Stuart M. Huizinga
Stuart M. Huizinga
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of eHealth, Inc. dated March 6, 2013 (eHealth, Inc. Announces an Expansion of Share Repurchase Authorization by $30 million)